Exhibit 99.1
Exhibit 99.1 Investor Presentation March 2008

Forward Looking Statements The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission.

Company Overview Mercer is the largest publicly traded NBSK(1) market pulp producer in the world Operates three pulp mills with 1.43 million ADMT(2) of capacity Rosenthal Stendal (3) Celgar (Germany) (Germany) (BC, Canada) 325,000 ADMT 620,000 ADMT 480,000 ADMT ___(1) NBSK = northern bleached softwood kraft. (2) ADMT = air dried metric tonnes. (3) Stendal is a 70% owned facility

Locations

Our Strategy Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Improve efficiency and reduce production costs Focus on continuous improvement Focus on energy production Grow assets and earnings Organically and through acquisitions

Mercer in Brief — Consolidated Financials As at Dec. 31, 2007 In Millions of EUR Restricted Unrestricted Total (unless otherwise stated) Pulp Production 803,081 Admt 601,592 Admt 1,404,673 Admt Net Sales 401.3 303.1 704.4 Operating EBITDA 65.6 60.6 126.2 In Millions of EUR Restricted Unrestricted Total (unless otherwise stated) Cash 59.4 58.4 117.8 Total Assets 627.9 655.6 1,283.5 Total Employees 878 612 1,490

NBSK Market Pulp Capacity By Producer By capacity, Mercer is the largest publicly traded NBSK market pulp producer in the world Sodra Cell Mercer Capacity Canfor Pulp Trust Pope and Talbot Ilim Pulp Total Weyerhaeuser (1) by Tembec Producers New Domtar (1) Stora Enso West Fraser Metsa-Botnia SFK Pulp 0 250 500 750 1,000 1,250 1,500 000’s Tonnes of NBSK Market Pulp Capacity (1) Adjusted for the merger of Weyerhaeuser’s fine paper business with Domtar, excluding idled mills in Prince Albert, SK and Lebel-sur-Quevillon, Que. Source: Public filings of individual companies

World Class Assets Mercer versus other top 20 NBSK producers as of Q4 2007 (includes integrated capacity) Large, modern facilities — low capital requirements, high runability State-of-the-art environmental compliance Energy — net producers 4Q07 750 STRONG 600 Potlatch Weighted Average Weyerhaeuser Technical Age 19 years Botnia Terrace Bay Ilim Mercer 450 Södra UPM SCA 1,000 mt/a Canfor Capacity, SFK Heinzel 300 P&T Stora Enso Mill Domtar West Fraser Weighted Average Billerud Capacity 380,000 t/a 150 Boise Catalyst Mondi WEAK 0 30 25 20 15 10 5 0 Note: Bubble sizes represent market and integrated pulp productions. Technical Age, Years Source: Jaakko Pöyry

World class assets — Celgar Modern and efficient mill Capacity of 480,000 ADMT per year 16.6% reduction in non-fiber conversion costs from 2006 Mercer’s Blue Goose capital project has exceeded expectations, delivering greater savings per tonne of production In 2007, became a net exporter of electricity Several projects that would allow Celgar to be a large exporter of electricity have been identified Celgar’s energy opportunities fit well with the BC Government’s focus on securing large amounts of green renewable electricity Excellent location with proximity to fiber basket and ability to service growing Asian and North American Markets

World class assets — Rosenthal Converted to kraft pulp production in 1999 Capacity has increased from 160,000 to 325,000 ADMTs Sets new standards for world class mill availability at 98.8% Efficient mill with strong cost position One of the lowest delivered costs to Europe Achieved a 10.1% reduction in non-fiber conversion costs from previous year Continued its drive for excellence with another year of record production volume Location has strong lumber supply and is near a central transportation hub, positioning the mill to service important European markets

World class assets — Stendal One of the newest and largest NBSK mills in the world 71% Mercer owned Capacity of 620,000 ADMTs per year Achieved world class mill availability of 94.0% in 2007 Economies of scale have allowed for lower conversion costs than Rosenthal Achieved a 26.4% reduction in non-fiber conversion costs in 2007 Non-fiber conversion costs were €96 (USD$132) per ADMT 667,000 MWh of electricity generated in 2007 273,000 MWh of green renewable energy was exported, generating revenues of €13.8 million (USD$18.9 million) in 2007 Location has strong forest base and is well positioned to service European and off-shore markets

Mercer’s impressive financial performance Quarterly Revenue Growth (millions of EUR) 200 Revenue Growth 2005 2006 2007 160 Revenue 120 Revenues (EUR) 531,908 623,977 704,391 80 Revenues (USD) 1 662,013 783,715 965,720 40 0 0 4 0 4 5 0 0 5 6 0 0 6 7 0 0 7 1 ‘ 3 ‘ 1 ‘ 3 ‘ 1 ‘ 3 ‘ 1 ‘ 3 ‘ Q Q Q Q Q Q Q Q Mercer has experienced exceptional growth, with a 46% increase in revenue and a 100% increase in EBITDA from 2005’s performance in USD In 2007, Mercer’s revenues have grown to approximately $1 billion USD Rolling LTM EBITDA (millions of EUR) 160 140 EBITDA Growth 2005 2006 2007 120 100 EBITDA (EUR) 69,810 148,338 126,744 EBITDA 80 60 EBITDA (USD) 1 86,886 186,313 173,766 40 20 0 0 4 0 4 5 0 0 5 0 6 0 6 0 7 7 0 1 ‘ 3 ‘ 1 ‘ 3 ‘ 1 ‘ 3 ‘ 1 ‘ 3 ‘12 Q Q Q Q Q Q Q Q 1 Indicative results using EUR/USD FX rate of 1.2446, 1.256, 1.371 in 2005, 2006 and 2007, respectively.

Global Demand Growth — Market Wood Pulp (2004 to 2020) Mercer is positioned to take advantage of substantial demand growth Demand growth in Eastern Europe & China higher than global average Significant investments in paper making capacity in China will increase the need for softwood imports China will account for 25% of all market pulp demand by 2020 Demand growth %/a 6 China 5 Africa 4 Eastern Europe Asia excl. Latin 3 Japan & America China Average Growth: 2.0%/Year Oceania 2 1 North America Western Europe Japan 0 -1 -2 -3 0 20 40 60 80 100 Source: Jaakko Pöyry Share of consumption in 2004 (52 million tons), %

NBSK End Uses (2006) Specialties Printing & Writing NBSK pulp adds strength to a 19% 17% Papers wide range of paper products Growing demand driven by technological evolution of industry 21% Tissues 26% NBSK demand growth driven Coated Mechanical by demand for lower basis (magazines) 17% weight papers and higher quality tissues. Uncoated Mechanical (catalogs & inserts) Source: Pöyry

NBSK End Uses (2003 versus 2006) 2003 2006 Specialties Printing and Specialties Printing & Writing Writing Paper 19% 17% Papers 17% 27% 18% Tissues 21% 26% Tissues 15% 23% Coated Mechanical (magazines) Uncoated 17% Coated Mechanical Mechanical (Newspaper (Magazines) Uncoated Mechanical Inserts) Source: Jaakko Pöyry (catalogs & inserts) Substitution Discussion: Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment NBSK consumption has grown on a net tonnes basis. 15

MERCER

Substitution (Western Europe)


European price differential v softwood consumption growth
BSKP at a premium
BSKP / BHKP price differential (US$/t)
BHKP at a premium
120
60
0
-60
-120
BSKP / BHKP price differential
BSKP consumption growth*
Right scale
8%
4%
0%
-4%
-8%
Softwood pulp consumption growth (YoY %chg)
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08

* Consumption data based upon 6-month moving average

- Softwood has been selling at a premium for 24 months and there is no sign of this differential decreasing.
- Evidence suggests over the short term, ability to substitute has been nearly exhausted as further reductions would impede the reliability of paper machines

Source: Hawkins Wright

16

Capacity reductions Recently announced closures and expected shutdowns will reduce supply Approximately 1.1 million mt of NBSK market pulp capacity already shut down with another 500,000 mt expected to close in the next two years Represents approximately 11% of total global NBSK market pulp capacity * World NBSK Pulp Closures Size Market Pulp Company Location Date (000’s mt) (000’s) NBSK Pulp Mill Closures Stora Enso Norrsundet, Sweden 1 Q2 2009 300 300 Stora Enso Kemijarvi, Finland 1 Q2 2008 250 120 Weyerhaeuser USA Q1 2008 60 60 West Fraser Hinton, AB Q4 2006 70 70 Tembec Smooth Rock Falls, ON Q3 2006 200 200 Cascades Jonquiere, PQ Q3 2006 82 0 Bowater Thunder Bay, ON Q2 2006 100 100 Korsnas Gavle, Sweden Q2 2006 70 70 Weyerhaeuser Prince Albert, SK Q2 2006 260 130 Western Forest Products Squamish, BC Q1 2006 275 275 Domtar Lebel-sur-Quevillon Q4 2005 300 300 1967 1625 Total NBSK Capacity Closures 1967 Total Market Pulp Closures (approx.) 1625 Source: NLK Pulp Monitor, company filings 1 Tentative plan to close in the future 17 * Total global NBSK market pulp capacity = 14, 520, 000 tonnes (Source: Pulp and Paper Products Council)

Capacity expansions Recently announced expansions have not fully offset capacity reductions World NBSK Pulp Expansions Size Market Pulp Company Location Date (000’s mt) (000’s) NBSK Pulp Mill Expansions Mercer — Stendal Germany Q4 2007 20 20 Metsa-Rauma Finland Q2 2007 45 45 Jilin Chenming China Q2 2007 100 100 Stora Enso Finland Q2 2007 65 65 Mercer — Celgar Canada Q2 2007 50 50 Munksjo Sweden Q2 2007 20 20 Weyerhaeuser Canada Q1 2007 30 30 APRIL China Q4 2006 40 40 SCA Sweden Q4 2006 20 20 Ilim Russia Q2 2006 100 100 Stora Enso Finland Q1 2006 125 125 Mercer — Stendal Germany Q4 2005 50 50 665 665 Total NBSK Capacity Expansions 665 Total Market Pulp Expansions (approx.) 665 Source: NLK Pulp Monitor, company filings

Pulp Price History Quarterly Average RISI Price Delivered to N. Europe USD CAD EURO 1200 1100 Tonne 1000 Per 900 Price 800 CAD NBSK 700 USD 600 500 EURO 400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2000 2001 2002 2003 2004 2005 2006 2007 Source: RISI tables 19

Advantageous Financial Structure Mercer’s levered capital structure is highly manageable German Government provided Mercer €375 million in grants for the construction of the Rosenthal and Stendal mills. This amount is credited against fixed assets and translates into €375 million in equity or debt that the company did not have to raise Mercer’s €565 million Stendal debt is 80% guaranteed by the German Government, is fixed at an interest rate of approximately 5.3% plus margins and costs, and is secured by the mill’s own assets The debt has provisions for cross-currency swaps with no required margins It is an amortizing debt with no immediate balloon payments Our principal payments are effectively made in pre-tax dollars due to Mercer’s tax shields Unsecured convertible debt of US $67.5 million at 8.5% with a conversion factor of 7.75; redeemable by the company starting Oct. 15th, 2008, maturing Oct. 15th, 2010 Unsecured senior notes of US $310 million at 9.25%, maturing Feb. 15th, 2013

Mercer export of electricity Electricity generation Electricity exports Mercer Electricity Generation and Exports 1,600,000 1,400,000 1,200,000 1,401,881 1,000,000 1,297,437 1,274,906 800,000 600,000 Total Electricity per Year (MWh) 400,000 200,000 430,437 414,411 403,171 — 2007 2006 2005 1.4 million tonnes 1.3 million tonnes 1.2 million tonnes Pulp Production Pulp Production Pulp Production • Pulp production and electricity generation are positively correlated — the more pulp that is produced, the more electricity that is available for export • In 2007, Mercer generated €22.9 million (USD$31.4 million) from the exporting of power

Balance Sheet — Dec. 31, 2007 Restricted Unrestricted Consolidated Assets Cash 59.4 25.4 84.8 Other current assets 105.2 100.2 205.4 164.6 125.6 290.2 Restricted cash — 33.0 33.0 Property, plant and equipment 385.6 547.7 933.3 Other long term assets 20.2 6.8 27.0 Due from unrestricted 57.5 (57.5) — Total Assets 627.9 655.6 1,283.5 Liabilities Current liabilities 44.1 43.4 87.5 Current portion of long-term debt — 34.0 34.0 44.1 77.4 121.5 Long term debt 273.6 542.2 815.8 Unrealized derivative loss — 21.9 21.9 Other 31.6 16.0 47.6 Total Liabilities 349.3 657.5 1,006.8 Shareholder’s Equity 278.6 (1.9) 276.7 Total Liabilities and Shareholders’ Equity 627.9 655.6 1,283.5

Profit and Loss — Year ended Dec. 31, 2007 Restricted Unrestricted Consolidated Revenues 401.3 303.1 704.4 Cost of sales 344.5 260.2 604.7 Selling, general and administrative expenses 21.6 13.1 34.7 Sale of emission credits (1.5) (3.1) (4.6) Operating Income 36.7 32.9 69.6 Net interest expense (23.2) (43.8) (67.0) Derivative financial instruments — 20.4 20.4 Foreign exchange gain on debt and distributions 10.6 0.3 10.9 Earnings before interest, taxes, and minority interest 24.1 9.8 33.9 Income tax (6.4) (3.9) (10.3) Minority Interest — (1.2) (1.2) Net income from continuing operations 17.7 4.7 22.4 Net loss from discontinued operations (0.2) — (0.2) Net Income 17.5 4.7 22.2

Liquidity — As at Dec. 31, 2007 Consolidated Liquidity Restricted Group Liquidity Cash balance Dec. 31, 2006 Cash balance Dec. 31, 2006 Free cash 69.4 Free cash 39.1 Restricted cash 57.0 Restricted cash — Total cash balance, Dec. 31, 2006 126.4 Total cash balance, Dec. 31, 2006 39.1 2007 Cash Flows 2007 Cash Flows EBITDA 126.2 EBITDA 65.6 Capital spending (18.0) Capital spending (13.1) Interest (67.0) Interest (23.2) Net changes in financing (30.7) Net changes in financing 7.6 Working capital (46.8) Working capital (21.8) EPC Settlement & Other 27.7 Other 5.2 (8.6) 20.3 Cash balance Dec. 31, 2007 Cash balance Dec. 31, 2007 Free cash 84.8 Free cash 59.4 Restricted cash 33.0 Restricted cash — Total cash balance, Dec. 31, 2007 117.8 Total cash balance, Dec. 31, 2007 59.4 Revolver Availability Celgar total facility (CAD) 40.0 Amount drawn to date 22.0 Net Celgar Revolver Available 18.0 Rosenthal total facility (EUR) 40.0 Amount drawn to date — Net Rosenthal Revolver Available 40.0

Strong Credit Ratios — As at Dec. 31, 2007 Restricted Consolidated Group EBITDA / Interest Expense 2.8x 1.9x (EBITDA — Capex) / Interest Expense (1) 2.3x 1.6x Senior Debt / EBITDA 3.9x 6.5x Net Senior Debt / EBITDA 3.0x 5.6x Total Debt / EBITDA 4.2x 6.6x Net Debt / EBITDA 3.3x 5.7x Debt / Total Capitalization (2) 43.5% 72.3% 1. Adjusted for EPC cash settlement of €9.0 million designated for capital projects (1.8x) 2. Shareholders’ equity as reported in public filings; unadjusted for an original total amount of €102 million of German government grants attributable to Rosenthal and €275 million of German government grants attributable to Stendal.

Mercer’s key investment highlights Future supply/demand outlook for NBSK has never looked better World class mills that have low delivered costs and are located in excellent fiber baskets Insulated from risk of rising energy prices due to excess electricity generating capacity Incremental production capacity available at low capital cost Unique financial structure offering shareholders very high leverage to the pulp cycle Strong shareholder focused management team and board